UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2010

CHINA BOTANIC PHARMACEUTICAL INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	0-24512	88-1273503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 281, Taiping Road, Taiping District
Harbin, Heilongjiang Province, 150050
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  86-451-5762-0378

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 29, 2010, Renhuang Pharmaceuticals, Inc. issued a press release announcing that its name change to “China Botanic Pharmaceutical Inc.” had become effective.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENHUANG PHARMACEUTICALS, INC.

Date: December 2, 2010	By:	/s/ Shaoming Li
Shaoming Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 29, 2010